Exhibit 10.2

GREENBACKER RENEWABLE ENERGY COMPANY LLC
2023 EQUITY INCENTIVE PLAN
RESTRICTED SHARE GRANT AND AGREEMENT

This Restricted Share Grant and Agreement (this "Agreement"), is made effective as of the date set forth on the Company signature page (the "Signature Page") attached hereto, by and between Greenbacker Renewable Energy Company LLC (together with its successors and assigns, the "Company") and the participant identified on the Signature Page ("Participant").

R E C I T A L S:

WHEREAS, the Company has adopted the Greenbacker Renewable Energy Company LLC 2023 Equity Incentive Plan (as it may be amended, the "Plan"), the terms of which Plan are incorporated herein by reference and made a part of this Agreement, and capitalized terms not otherwise defined herein shall have the same meaning as in the Plan; and

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the Restricted Shares provided for herein to Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1.            The Shares. (a) Subject to the terms and conditions of the Plan and the additional terms and conditions set forth in this Agreement, the Company has granted [●] Class P-I Common Shares ("Shares") to the Participant on [insert date of grant] (the "Grant Date"), subject to adjustment as set forth in the Plan and this Agreement. Subject to the continued service of the Participant through the vesting date, one hundred percent (100%) of the Shares granted hereunder shall become vested and nonforfeitable on the first anniversary of the Grant Date (the "Vested Shares"). The Shares of granted hereunder that have not become Vested Shares are the "Unvested Restricted Shares." The Vested Shares and Unvested Restricted Shares are collectively, the "Restricted Shares".

(b)            The Vested Shares shall not be subject to any forfeiture restrictions. The Unvested Restricted Shares shall vest and become nonforfeitable Vested Shares in accordance with paragraph 1(a) above.

(c)             If Participant's employment or service with the Company Group is terminated at any time, all Unvested Restricted Shares shall automatically and immediately be forfeited and canceled without consideration.

(d)            Participant may timely (within thirty (30) days following the Grant Date) file (via certified mail, return receipt requested) an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder using the form of Exhibit A attached hereto. If the Participant makes such an election, the Participant shall certify to the Company that Participant has made such timely filing and furnish a copy of such filing to the Company. Participant should consult Participant's tax advisor regarding the consequences of a Section 83(b) election, as well as the receipt, vesting, holding and sale of the Restricted Shares.

(e)             Participant acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and accordingly, may not be sold or transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom.

2.            Book Entry; Certificates. The Company shall recognize Participant's ownership of Restricted Shares through uncertificated book entry. If elected by the Company, certificates evidencing the Restricted Shares may be issued by the Company, and any such certificates shall be registered in Participant's name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to the later of (x) the vesting of Unvested Restricted Shares pursuant to this Agreement and (y) the expiration of any transfer restrictions set forth in this Agreement or otherwise applicable to the Restricted Shares. As soon as practicable following such time, any certificates for the Shares shall be delivered to Participant or to Participant's legal guardian or representative along with the stock powers relating thereto. However, the Company shall not be liable to Participant for damages relating to any delays in issuing the certificates (if any) to Participant, any loss by Participant of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

3.            Rights as a Shareholder. Participant shall be the record owner of the Restricted Shares until or unless such Restricted Shares are forfeited pursuant to the terms of this Agreement, and as record owner shall be entitled to all rights of a member of the Company, including, without limitation, voting rights with respect to the Restricted Shares and rights to Distributions; provided, that the Shares shall be subject to the limitations on transfer and encumbrance set forth in Section 6.

4.            Legend. To the extent applicable, all book entries (or certificates, if any) representing the Shares shall be subject to the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Company may cause notations to be made next to the book entries (or a legend or legends put on certificates, if any) to make appropriate reference to such restrictions. Any such book entry notations (or legends on certificates, if any) shall include a description to the effect of the restrictions set forth in Sections 1 and 6 hereof.

5.            No Right to Continued Employment or Engagement. Neither the Plan nor this Agreement nor Participant's receipt of the Shares hereunder shall impose any obligation on the Company Group to continue the employment or engagement of Participant. Further, the Company Group may at any time terminate the employment or engagement of such Participant, free from any liability or claim under the Plan or this Agreement, except as otherwise expressly provided herein.

6.            Assignment Restrictions; Lock-up. (a) The Unvested Restricted Shares may not, at any time prior to becoming vested pursuant to the terms of this Agreement, be "Assigned" (as such term is defined in the LLC Agreement), and any such purported Assignment shall be void and unenforceable against the Company or any of its Affiliates; provided, that the designation of a beneficiary shall not constitute an Assignment.

7.            Withholding. Participant may be required to pay to the Company or any of its Affiliates, and the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Restricted Shares, their grant or vesting or any payment or transfer with respect to the Restricted Shares at the minimum applicable statutory rates, and to take such action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes.

8.            Securities Laws; Cooperation. Upon the vesting of any Unvested Restricted Shares, Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the Plan or with this Agreement. Participant further agrees to cooperate with the Company in taking any action reasonably necessary or advisable to consummate the transactions contemplated by this Agreement.

9.            Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Corporate Secretary at the principal executive office of the Company and to Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

10.          Choice of Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed wholly within the State of New York, without giving effect to the conflict of laws provisions thereof. Any suit, action or proceeding with respect to this Agreement (or any provision incorporated by reference), or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of New York, and each of Participant, the Company, and any Permitted Transferees who hold Shares pursuant to a valid Assignment, hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding, or judgment. Each of Participant, the Company, and any Permitted Transferees who hold Shares pursuant to a valid Assignment hereby irrevocably waives (a) any objections which it may now or hereafter have to the laying of the venue of any suit, action, or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New York, (b) any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum and (c) any right to a jury trial.

11.          Joinder Agreement. As a condition precedent to the issuance of any Shares pursuant to Section 1 hereof, if the Participant has not already done so, the Participant shall be required to sign a joinder agreement to the LLC Agreement in the form supplied by the Company.

12.          Shares Subject to Plan; Amendment. By entering into this Agreement, Participant agrees and acknowledges that Participant has received and read a copy of the Plan. The Shares granted hereunder are subject to the Plan. The terms and provisions of the Plan, as it may be amended from time to time, are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall materially adversely affect the rights of Participant hereunder without the consent of Participant.

[Signature Pages Follow]

IN WITNESS WHEREOF, Participant acknowledges and accepts the terms of this Agreement which shall be effective as of the date set forth below and countersignature by the Company.

Participant

By:
Name:
Title:

Dated:

Acknowledged and confirmed:

GREENBACKER RENEWABLE ENERGY COMPANY LLC

By:
Name:
Title:

EXHIBIT A

ELECTION TO INCLUDE SHARES IN GROSS
INCOME PURSUANT TO SECTION 83(b) OF THE
INTERNAL REVENUE CODE

The undersigned acquired common shares (the "Shares") of Greenbacker Renewable Energy Company LLC (the "Company") on [______] (the "Transfer Date").

The undersigned desires to make an election to have the Shares taxed under the provision of Section 83(b) of the Internal Revenue Code of 1986, as amended ("Code §83(b)"), at the time the undersigned acquired the Shares.

Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year ____ the excess, if any, of the Shares' fair market value on the Transfer Date over the acquisition price thereof.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1.       The name, address and social security number of the undersigned:

Name:
Address:

SSN:	________-_____-________

2.       A description of the property with respect to which the election is being made: [________] Shares.

3.       The date on which the property was transferred: the Transfer Date. The taxable year for which such election is made: ________.

4.       The restrictions to which the property is subject: The Shares are subject to time-based vesting conditions. If the undersigned ceases to be employed by any of the Company or an affiliate under certain circumstances, all or a portion of the Shares may be subject to forfeiture. The Shares are also subject to transfer restrictions.

5.       The aggregate fair market value on the Transfer Date of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $[________].

6.       The aggregate amount paid for such property: $[________].

Exh. A-1

A copy of this election has been furnished to the Corporate Secretary of the Company pursuant to Treasury Regulations §1.83-2(e)(7).

Dated: ________ __, 20____

By:
Name:
Title:

Exh. A-2